Acquisitions - Summary of Fair Value of Assets Acquired and Liabilities Assumed at The Date of Acquisition (Detail) - KGS- Alpha Capital Market [member] $ in Millions, $ in Millions	Oct. 31, 2019 CAD ($)	Oct. 31, 2019 USD ($)	Sep. 01, 2018 CAD ($)	Sep. 01, 2018 USD ($)
Disclosure of business acquisitions by acquisition assets acquired and liabilities assumed [line items]
Securities - trading	$ 5,193
Securities borrowed or purchased under resale agreements	5,669
Goodwill and intangible assets	108
Other assets	583
Total assets	11,553
Securities lent or sold under repurchase agreements	9,563
Securities sold but not yet purchased	1,431
Other liabilities	163
Purchase price	$ 396	$ 303	$ 397	$ 304